Barclays Capital 2010 Financial Services Conference May 19, 2010 Exhibit 99.1

This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private
Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
›
In 2008, the Emergency Economic Stabilization Act of 2008 became law, and in February 2009 the American Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, and there are a number of pending legislative, regulatory and tax proposals, all of which may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
›
The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under TARP.
›
Possible additional loan losses, impairment of goodwill and other intangibles and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
›
Possible changes in interest rates may affect funding costs and reduce earning asset yields, thus reducing margins.
›
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
›
Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
›
Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
›
The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
›
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support
Regions' business.
›
Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
›
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
›
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
›
Regions' ability to keep pace with technological changes.
›
Regions' ability to effectively manage credit risk,  interest rate risk, market risk,  operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
›
Regions’ ability to ensure adequate capitalization is impacted by inherent uncertainties in forecasting credit losses.
›
The cost and other effects of material contingencies, including litigation contingencies.
›
The effects of increased competition from both banks and non-banks.
›
The effects of geopolitical instability and risks such as terrorist attacks.
›
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
›
The effects of weather and natural disasters such as droughts and hurricanes and the effects of the Gulf of Mexico oil spill.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the captions
“Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended
March 31, 2010, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-
looking statements, which speak only as of the date made. Regions assumes no obligation to update or revise any forward-looking statements that are made from time to time.
Forward Looking Statements

Agenda
›
Company Overview
›
Geographically Diversified Footprint
›
Three Major Lines of Business
›
Solid Capital
›
Economic Environment
›
Well Positioned for Return to Profitability
›
Credit Trends Improving
›
Rigorous Expense Management
›
Focused Loan and Deposit Pricing
›
Strategic Priorities

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
TX
AL
GA
LA
FL

Diversified Southeastern U.S. Franchise › Strategically important position across a number of Southeastern markets Regions Morgan Keegan Insurance Offices 1,774 321 31 As of March 31, 2010 3

Consumer Services – Core Franchise is Strong
›
Every Business Day, Regions Processes:
›
650,000 Branch Transactions
›
293,000 ATM Transactions
›
2.6 Million Debit Card Transactions
›
During 2009, Regions:
›
Opened Over 1 Million New Checking Accounts
›
Grew Interest Free Deposits by Over 25%
›
Increased Online Banking Customers by 25%
›
Achieved Top 10% for Customer Loyalty
›
Top 20% for Branch Customer Service
›
Loans Outstanding = $33.9 billion

Superior Customer Satisfaction Drives Growth
1.6%
11.4%
794,236
1,008,106
6.1%
10.4%
0.000
New Checking Sales Attrition Household Growth
2008 2009
›
90th percentile among competitors for customer loyalty
according to Gallup
›
Customer retention rate at a historic high and well above
industry norm

Strong and Improving
Market Share
Note: Based on June 30, 2009 FDIC data per SNL.  Adjusted for brokered deposits in MS and GA.

State Deposits ($B) Rank
AL 18.9 20% 23% 1
FL 17.4 19 4 4
TN 17.3 18 16 1
LA 7.3 8 9 3
MS 7.0 7 16 1
GA 6.4 7 4 6
AR 4.6 5 9 2
TX 3.7 4 1 16
IL 2.7 3 1 24
MO 2.5 3 2 9
IN 2.4 3 3 9
Other 3.5 4 - -
% of Total
Mkt. Share

Business Services Revenue is Well-Diversified
and Positioned for Growth
Commercial
& Industrial
Commercial
Real Estate
Business
Banking
Community
Banking
Private
Banking
Specialized
Groups
›
Business Capital
(ABL)
›
Healthcare
›
Transportation
›
Public, Institutional,
Non-profit
›
Restaurant &
Beverage

Loans Outstanding = $54.3 billion

Morgan Keegan
›
Outstanding Diversified Franchise Operating in an
Attractive Region
›
321 Offices in 16 States
›
4,201 Associates, including 1,249 Financial Advisors
›
$149 Billion in Assets Under Management
›
During 2009, Morgan Keegan achieved:
›
Ninth Consecutive Year of Increased Operating Revenues
›
Top 10 Underwriter of Municipal Securities Nationally
›
Number 1 Ranked Focus List Performance

7.1
11.7
RF
Tier 1
T1C
Regions’ Capital Levels Strong and Comparable to Peers

Peers include: BAC, BBT, CMA, FITB, KEY, MI, PNC, STI, USB, WFC; MTB   Capital ratios as of March 31, 2010
Source: SNL and Company Reports

Q4 2009 Risk Weighted Assets/Total Assets
Holding Company
69%
71%
73%
80%
82%
84%
85%
86%
89%
92%
93%
104%
RF
Peer Median 85%
Source – FR Y-9 – 12/31/09 Peers include: BAC, BBT, CMA, FITB, KEY, MI, PNC, STI, USB, WFC; MTB

Improving Economic Backdrop
GDP 0.1% 2.8% 3.2%
Unemployment 9.3% 9.7% 9.1%
Home Price Index (4.7%)    (1.3%)    0.7%
Fed Funds 0.2% 0.3% 1.1%
10yr Treasury 3.2% 4.0% 4.5%
2009
2010 (1)
2011 (1)
(1) Blue Chip forecast

NPA Migration Declining
$0
$500
$1,000
$1,500
$2,000
1Q09 2Q09 3Q09 4Q09 1Q10
Net NPA Change Gross NPA Additions
$ millions
Net NPA* Change down 41%
4Q09 to 1Q10
* Excludes non-performing assets held for sale

Disposed of over $3 Billion in Problem Assets
Over Past 18 Months
$0
$300
$600
$900
$1,200
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Sales Transfer to HFS
$ millions
$228
$281
$554
$643
$1,039
Note: Dispositions include loans sold or moved to held for sale. The 03/31/10 balance in held for sale was $256MM.
$689

Charge-Offs Stabilized $0 $250 $500 $750 $1,000 1Q09 2Q09 3Q09 4Q09 1Q10 Business Services Consumer Sales/Transfer to HFS $ millions $390 $491 $680 $692 $700 14

Credit Trends Stable
›
NPAs peak by the end of 2Q10 and decline thereafter
›
Charge-offs peak by the end of 2Q10 and decline
thereafter
›
Charge-off guidance remains unchanged: near the
midpoint range of $3.4 billion to $5.9 billion two year loss range
›
No reserve build expected in the second half of 2010

Rigorous Expense Management Muted by
High Recession-Related Expenses
$996
$988
$172
$219
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
4Q09 1Q10
Other Expenses Recession-Related Expenses**
$ in millions
$1,207
$1,168

**Recession-related expenses includes FDIC premiums, other real estate owned expenses, loan related legal fees, credit support expenses, etc.

Strong Focus on Performance Management and
Productivity Improvements
Regions Headcount Trends
37,709
May
2006
Dec
2007
Dec
2008
Dec
2009
33,161
30,784
28,213
25% Reduction
28,509
›
Reduced Total Positions
over 25% since May 2006
›
Focused on Performance
Management/Top Grading
›
Remain focused on
Headcount Management
March
2010

›
Exceeding 2009 record pace
of new checking account
openings; 248,000 in 1
quarter
›
Average customer deposits
grew $1.9 billion linked
quarter; over $6.5 billion
year-over-year
›
Total deposit costs have
declined 61 basis points in
last 12 months
$80.0
$85.0
$90.0
$95.0
$100.0
1Q09 2Q09 3Q09 4Q09 1Q10
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
1.60%
1.70%
Customer Deposits Total Deposit Costs
7% year over year
growth in average
customer deposits
Increased Customer Deposits and Lower Cost

st

Improving Net Interest Margin; Expected to Rise
throughout 2010 and Beyond
›
Net interest margin climbed 5 bps
linked quarter; Expected to climb
to 3.00% by year-end 2010
›
Ongoing improvement in deposit
mix and cost with substantial
remaining repricing opportunity in
maturing, higher cost CDs
›
Consistent improvements in
pricing of new and renewed loans
›
Balance sheet well positioned for
eventual rising rate environment
$ in millions

$817
$840
$853
$857
$839
$800
$810
$820
$830
$840
$850
$860
1Q09 2Q09 3Q09 4Q09 1Q10
2.50%
2.60%
2.70%
2.80%
2.90%
3.00%
3.10%
Net Interest Income (FTE) Net Interest Margin

Strategic Priorities Guiding Focus and Results › Keep Focused on the Customer › Protect our Future › Restore Financial Performance › Execute with Excellence 20

Appendix

Total Loan Portfolio
$88.2bn
Commercial
and Industrial
$21.2bn / 24%
Owner
Occupied
Real Estate
$12.6bn / 15%
1Q10 losses
1.48%
Investor
Real Estate
$20.4bn
23%
Residential
First Mortgage
$15.6bn / 18%
Indirect
$2.2bn / 2%
Direct and
Other
$1.1bn
1%
Home
Equity
$15.1bn
17%
Reduced by $5.4 billion, or 21%, since 2006
Land/Single Family/Condo down $7.3bn
Well diversified by Property Type
Our goal is to further reduce this segment to
no more than 15% of total portfolio
Land
$2.6bn / 13%
Single Family
$1.9bn / 9%
Condo - $0.5bn / 3
Hotel - $1.0bn / 5%
Industrial - $1.4bn / 7%
Office
$2.9bn / 14%
Retail
$3.9bn / 19%
Multi Family
$5.0bn / 24%
Other - $1.2bn / 6%
Investor Real Estate $20.4bn
›
›
›
›

Investor Real Estate Portfolio is Well Diversified
23% of Total Portfolio
Other**
$3.7bn / 18%
FL
$4.7bn / 23%
TX
$2.2bn / 11%
GA
$2.2bn / 11%
AL
$1.8bn / 9%
TN
$1.8bn / 9%
NC
$1.2bn / 6%
LA - $0.9bn / 4%
MO - $0.7bn / 3%
SC - $0.7bn / 3%
AR - $0.5bn / 3%
Loan Size
Geography
0
5,000
10,000
15,000
20,000
25,000
30,000
<$1MM $1MM-
10MM
$10MM-
25MM
$25MM+
$802 Thousand  Average Loan Balance
22,242
2,743
371 78
# of Loans